UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 22, 2003
                                 Date of Report
                        (Date of earliest event reported)


                                  Novell, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                     0-13351                    87-0393339
(State or other jurisdiction   (Commission File              (IRS Employer
     of incorporation)              Number)               Identification Number)


                             1800 South Novell Place
                                Provo, Utah 84606
                    (Address of principal executive offices)


                                 (801) 861-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item    7.    Financial Statements and Exhibits.

         (c)      Exhibits

                  See Exhibit Index attached to this current report on Form 8-K.

Item    9.    Regulation FD Disclosure.

The following information is furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition."

On May 22, 2003, Novell, Inc. issued a press release to report the company's financial results for the quarter ended April 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Novell has disclosed non-GAAP financial measures in the press release, including adjusted operating income (loss) from operations, adjusted income (loss) before taxes, adjusted net income (loss), and adjusted diluted net income (loss) per share for the fiscal quarters ended April 30, 2003, January 31, 2003 and April 30, 2002.

Novell believes that the presentation of adjusted operating income (loss) from operations, which excludes restructuring charges and associated adjustments, integration charges and merger reserves, provides useful information to investors regarding Novell's results of operations because it enables investors to make additional meaningful comparisons of Novell's performance from one reporting period to another. Because these types of charges and reserves occur irregularly, are often material, and are not readily capable of being predicted, Novell believes that the non-GAAP presentation may be useful in assessing the future prospects of the Company.

Novell believes that the presentation of adjusted income (loss) before taxes, which excludes investment write downs, loss on the acquisition of minority interest shares, and the loss on the sale of four subsidiaries (as well as the items discussed above), provides useful information to investors regarding Novell's results of operations because the investment write downs are influenced by market valuations, general economic conditions and the performance of the underlying investees, and, consequently, these items do not reflect Novell's day-to-day business operations of delivering software and services solutions to its customers. Because these write downs are not readily capable of being predicted, occur irregularly and are often material, Novell believes that the non-GAAP presentation may be useful in assessing the future prospects of the Company.

Novell believes that the presentation of adjusted net income (loss) and adjusted diluted net income (loss) per share taking into account the tax adjustments that are related to the items listed above and the cumulative effect of an accounting change related to goodwill impairment provides useful information to investors regarding Novell's results of operations because it assists investors in evaluating the overall net effect of the foregoing adjustments and to make meaningful comparisons against the non-adjusted GAAP results that are presented.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Novell, Inc.
                                         (Registrant)



Date: May 22, 2003                      By: /s/ Joseph S. Tibbetts, Jr.
                                        ---------------------------------------
                                                Joseph S. Tibbetts, Jr.,
                                        (Senior Vice President, Chief Financial
                                        Oficer and Principal Accounting Officer)

                                  EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K:


Exhibit
Number            Description

99.1              Press release of Novell, Inc. dated May 22, 2003.